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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 8, 2003


                           INFORMATION RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-11428                                         36-2947987
 (Commission File Number)                   (IRS Employer Identification Number)

150 NORTH CLINTON STREET, CHICAGO, ILLINOIS              60661-1416
(Address of principal executive offices)                 (Zip Code)

                                 (312) 726-1221
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

         On September 8, 2003, Information Resources, Inc. (the "Company"), announced that it entered into an Agreement and Plan of Merger, dated as of September 7, 2003 (the "Merger Agreement"), with Gingko Corporation, a Delaware corporation ("Parent"), and Gingko Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"). The Merger Agreement provides for the commencement by Parent and Merger Sub of a tender offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company, together with the associated Preferred Share Purchase Rights (the "Common Stock") at a purchase price per share of Common Stock of one registered and transferable Contingent Value Right Certificate ("CVR Certificate") and $3.30 per share (the CVR Certificate and such price per share or any greater amount paid per share of Common Stock pursuant to the Offer (the "Offer Price")), net to the seller in cash, without interest, on the terms and subject to the satisfaction of the conditions set forth in the Merger Agreement. Following the purchase of Common Stock pursuant to the Offer and on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged (the "Merger") with and into the Company with the Company surviving the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Common Stock, other than shares as to which dissenters' rights have been duly asserted and perfected under Delaware law and shares held by the Company, Parent, Merger Sub or any other subsidiary of Parent, will be converted into the right to receive one CVR Certificate and $3.30 per share in cash, without interest (the "Merger Consideration").

         The Merger Agreement contemplates that the Company will cause the formation of a Delaware statutory trust (the "Trust") and will enter into a Contingent Value Rights Agreement (the "CVR Agreement") with the Trust, Parent, Merger Sub and the Rights Agents (as defined in the CVR Agreement). The Trust will issue the CVR Certificates as part of the Offer Price pursuant to the Offer and as a part of the Merger Consideration pursuant to the Merger. The CVR Certificates represent an undivided beneficial interest in the assets of the Trust which consists primarily of the contingent right under the CVR Agreement to receive an amount of cash equal to the CVR Payment Amount (as defined in the CVR Agreement). The terms of the Merger Agreement require the parties to the CVR Agreement (and the Rights Agents to be appointed thereunder) to execute that agreement immediately prior to the issuance of the first CVR Certificate by the Trust as part of the Offer Price upon consummation of the Offer.

         The Merger Agreement and the CVR Agreement also contain a number of representations, warranties, covenants and agreements by the parties including the agreement of Parent, Merger Sub and the Company to terminate the Agreement and Plan of Merger dated as of June 29, 2003 by and among Parent, Merger Sub and the Company. The Offer and the Merger are subject to a number of conditions, and the Merger Agreement and the CVR Agreement may be terminated under certain circumstances, all as set forth in such agreements.

         The Company has also entered into an Amendment No. 2 (the "Rights Amendment") dated as of September 7, 2003 with Harris Trust and Savings Bank, as Rights Agent. The Rights Amendment amends the Company's Rights Agreement, as amended and restated on October 27, 1997, and as further amended June 29, 2003, between the Company and Harris Trust and Savings Bank, as Rights Agent, and provides that the provisions of the Rights Agreement will not be triggered by,

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among other things, the execution and delivery of the Merger Agreement, the
CVR Agreement, the Offer, the Merger or the issuance of the CVR Certificates or the consummation of the Merger.

         The Company's September 8, 2003 press release, the Merger Agreement and the form of the CVR Agreement are filed herewith and are incorporated herein. The description of the Merger Agreement and the CVR Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements. The description of the Rights Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Rights Amendment which will be filed by the Company with the Securities and Exchange Commission on a Registration Statement on Form 8-A/A.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable

     (c) The following exhibits are filed as part of this report.

         Exhibit 99.1 Text of press release issued by Gingko Acquisition Corp. and Information Resources, Inc., dated September 8, 2003, announcing the execution of the Agreement and Plan of Merger, dated as of September 7, 2003, by and among Information Resources, Inc., Gingko Corporation and Gingko Acquisition Corp.

         Exhibit 99.2 Agreement and Plan of Merger, dated as of September 7, 2003, by and among Information Resources, Inc., Gingko Corporation and Gingko Acquisition Corp.

         Exhibit 99.3 Form of Contingent Value Rights Agreement by and among Information Resources, Inc., Gingko Corporation, Gingko Acquisition Corp. and the Rights Agents (as defined therein).


         Exhibit 99.4 Form of Amended and Restated Declaration of Trust of Information Resources, Inc. Litigation Contingent Payment Rights Trust to be entered into among Information Resources, Inc., as sponsor, and the institutional trustee, Delaware trustee and litigation trustees to be named therein.


ITEM 9.           REGULATION FD DISCLOSURE.

         On September 8, 2003, the Company and Merger Sub issued a joint press release announcing that the Company, Parent and Merger Sub have signed an Agreement and Plan of Merger, dated as of September 7, 2003. The Company is furnishing the press release herewith as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFORMATION RESOURCES, INC.
                                  (Registrant)



Date:  September 8, 2003          By: /s/ Joseph P. Durrett
                                     ---------------------------------------
                                     Name:  Joseph P. Durrett
                                     Title: Chairman, Chief Executive Officer
                                            and President

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                                  EXHIBIT INDEX

   Exhibit No.                         Description
   -----------                         -----------
      99.1        Text of press release, issued by Gingko Acquisition Corp. and
                  Information Resources, Inc., dated September 8, 2003.

      99.2 Agreement and Plan of Merger, dated as of September 7, 2003, by and among Information Resources, Inc., Gingko Corporation and Gingko Acquisition Corp.

      99.3        Form of Contingent Value Rights Agreement by and among
                  Information Resources, Inc., Gingko Corporation, Gingko
                  Acquisition Corp. and the Rights Agents (as defined therein).

      99.4        Form of Amended and Restated Declaration of Trust of
                  Information Resources, Inc. Litigation Contingent Payment
                  Rights Trust to be entered into among Information Resources, Inc. as sponsor, and the institutional trustee, Delaware trustee and litigation trustees to be named therein.



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